Exhibit 10.1

AGREEMENT between A LA CARTE CHARTS CORPORATION (“A LA CARTE”) and BRANTON LAMONT SHERMAN (“Branton Sherman”) for the promotion of the Corporation’s activities and related matters.

I.    In return for the consideration provided herein, Branton Sherman will allow his name, statements and pictures to be used by A La Carte in the promotion of its corporate activities during the term of this agreement.

2.    In consideration for such promotion, A La Carte will issue to Branton Sherman the number of shares of the Corporation’s common stock equal to 5% of the total amount of shares offered for sale in the pending registration of its common stock (“the Shares”).

3.    The Shares shall be issued pursuant to Section 4(2) of the Securities Act of 1933, such issuance when effected be shall be recorded on the stock ledger of the Corporation and the certificates representing such shares be legended with a restriction as to their transferability until registered.

4.    The Shares shall be included in the current registration statement so as to be free trading upon the effective date of the registration statement.

5.    This agreement may be terminated any time by Branton Sherman by written notice and the return to A La Carte of the Shares or the money received by Branton Sherman from the sale of any Shares.

6.    Any disputes arising from this agreement shall be resolved by the American Arbitration Association which shall determine the place of such arbitration.

IN WITNESS WHEREOF, the undersigned has hereunto set their and seal as of the 28 day of December, 2016.

A LA CARTE CHARTS CORPORATION

/s/ David Meyers, President
David Meyers, President

BRANTON LAMONT SHERMAN

/s/ BRANTON LAMONT SHERMAN (L.S)

BrandonShermanAgreement.ala.wpd

AGREEMENT between A LA CARTE CHARTS CORPORATION (“A LA CARTE”) and RICHARD KEVIN SHERMAN (“Richard Sherman”) for the promotion of the Corporation’s activities and related matters.

1.    In return for the consideration provided herein, Richard Sherman will allow his name, statements and pictures to be used by A La Carte in the promotion of its corporate activities during the term of this agreement.

2.    In consideration for such promotion, A La Carte will issue to Richard Sherman the number of shares of the Corporation’s common stock equal to 5% of the total amount of shares offered for sale in the pending registration of its common stock (“the Shares”).

3.    The Shares shall be issued pursuant to Section 4(2) of the Securities Act of 1933, such issuance when effected be shall be recorded on the stock ledger of the Corporation and the certificates representing such shares be legended with a restriction as to their transferability until registered.

4.    The Shares shall be included in the current registration statement so as to be free trading upon the effective date of the registration statement.

5.    This agreement may be terminated any time by Richard Sherman by written notice and the return to A La Carte of the Shares or the money received by Richard Sherman from the sale of any Shares.

6.    Any disputes arising from this agreement shall be resolved by the American Arbitration Association which shall determine the place of such arbitration.

IN WITNESS WHEREOF, the undersigned has hereunto set their and seal as of the 28 day of December, 2016.

A LA CARTE CHARTS CORPORATION

/s/ David Meyers, President
David Meyers, President

RICHARD KEVIN SHERMAN

/s/ RICHARD KEVIN SHERMAN (L.S)

RichardShermanAgreement.ala.wpd